UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2026 (March 18, 2026)
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EXICURE, INC.
(Exact name of Registrant as specified in its charter)
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Delaware	001-39011	81-5333008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Seaport Court, Suite 102
Redwood City, CA 94063
(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 673-1707
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XCUR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events.

On March 19, 2026, the United States District Court for the Northern District of Illinois (the “Court”) preliminarily approved the settlement (“Settlement”) of stockholder derivative claims brought on behalf of Exicure, Inc. (the “Company” or “Exicure”), as well as potential claims asserted by certain Exicure stockholders, in accordance with that certain Stipulation and Agreement of Settlement dated March 18, 2026. The Settlement is intended to fully and finally resolve the following previously disclosed stockholder derivative matters with prejudice: the stockholder derivative action pending in the United States District Court for the Northern District of Illinois, captioned In Re Exicure, Inc. Derivative Litigation, Lead Case No. 1:22-cv-01083; the stockholder derivative action pending in the United States District Court for the District of Delaware, captioned Stourbridge Investments, LLC v. Giljohann, et al., Case No. 1:22-cv-00526-RGA; and the pre-suit litigation demand asserted by Exicure stockholder James McNabb.

Pursuant to the Settlement and the Court’s order granting preliminary approval of the Settlement, the Company is required to file this Current Report on Form 8-K with the Securities and Exchange Commission, including the Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions (the “Notice”), attached hereto as Exhibit 99.1, and the Stipulation and Agreement of Settlement together with the exhibits thereto (collectively, the “Stipulation”), attached hereto as Exhibit 99.2. The Notice and the Stipulation are available for review on the Investor Relations section of the Company’s website at: https://exicuretx.com/en/page?file=en_legal_notices.

The Company issued a press release announcing the Notice and the Stipulation. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference. The information on or accessible through the Company’s website is not incorporated into this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions
99.2	Stipulation and Agreement of Settlement
99.3	Press release of Exicure, Inc., dated April 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2026	EXICURE, INC.

	By:	/s/ Jung Soo Kim
Jung Soo Kim
Chief Executive Officer